Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
JANUARY, 2000



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          6.2344%



        Excess Protection Level
          3 Month Average  5.16%
          January, 2000  5.20%
          December, 1999  5.06%
          November, 1999  5.20%


        Cash Yield                                  17.79%


        Investor Charge Offs                        4.73%


        Base Rate                                   7.87%


        Over 30 Day Delinquency                     5.03%


        Seller's Interest                           9.78%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $ 49,077,414,912.07


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 4,800,914,393.58